UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 18, 2010

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Sepulveda Boulevard, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

A.   On August 18, 2010, International Rectifier Corporation (the “Company”) issued a press release announcing that Dr. Jack O. Vance will retire from the Company’s Board of Directors (“Board”) concurrently with the Company’s next annual meeting of shareholders.  In connection with Dr. Vance’s decision to retire from the Board, the Board approved a form of Consulting Agreement (“Consulting Agreement”) effective August 18, 2010 between the Company and Dr. Vance.  Under the Consulting Agreement, Dr. Vance would provide the Company with consulting services at the request of the Company for a fee of $2,400 per day, plus the reimbursement of his expenses, all subject to certain terms and conditions as set forth in the Consulting Agreement.  A copy of the form of Consulting Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

B.   On May 4, 2010, the Company reported changes in the compensation arrangements for independent members of the Board, that became effective commencing in the Company’s 2011 fiscal year.  Those compensation arrangements included the annual award of restricted stock units (“RSU”s) issued under the Company’s 2000 Incentive Plan, as amended (and any successor thereto) (the “Plan”), with vesting for such awards to take place on the first anniversary of the date of grant.  On August 18, 2011, the Compensation Committee approved (and the Board ratified) the form of award agreement to be used in connection with such annual grant of RSU’s to independent members of the Board (the “RSU Award Agreement”).  The RSU Award Agreement provides for the vesting of such awards on the first anniversary of the date of grant, and for rights of acceleration on certain terms and conditions, all subject to and as set forth in the RSU Award Agreement.  A copy of the RSU Award Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 18, 2010, the Board approved an amendment to Section 2(a) of Article III of the Company’s Amended and Restated Bylaws decreasing the size of the Board from ten (10) to nine (9), effective from and after upon the commencement of the Company’s 2010 annual meeting of stockholders. A true and correct copy of the Company’s Amended and Restated Bylaws, effective as of August 18, 2010, and incorporating the above change, is attached hereto, as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of International Rectifier Corporation, amended as of August 18, 2010.
10.1	Form of Consulting Agreement between International Rectifier Corporation and Dr. Jack O. Vance effective as of August 18, 2010.
10.2	Form of Non-Employee Director Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2010	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
	Name:	Timothy E. Bixler
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the International Rectifier Corporation, amended as of August 18, 2010.

10.1	Form of Consulting Agreement between International Rectifier Corporation and Dr. Jack O. Vance effective as of August 18, 2010.

10.2	Form of Non-Employee Director Restricted Stock Unit Award Agreement.